UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2014

RLJ ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

001-35675 (Commission File Number)	45-4950432 (IRS Employer Identification Number)

RLJ Entertainment, Inc.
8515 Georgia Avenue, Suite 650
Silver Spring, Maryland
 (Address of principal executive offices)

Registrant's telephone number, including area code: (301) 608-2115

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On January 22, 2014, the Board of Directors (the "Board") of RLJ Entertainment, Inc. (the "Company") elected Scott R. Royster as a director of the Company.  The Board also appointed Mr. Royster to serve as a member of the Audit Committee of the Board.  The Board determined that Mr. Royster is an "independent director" as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act and an "audit committee financial expert," as that term is defined in Item 407(d)(5)(ii) of Regulation S-K.  Biographical information for Mr. Royster is set forth below.

Mr. Royster, 49, joined the Board on January 22, 2014. Since September 2009, Mr. Royster has served as Co-Founder and Chief Executive Officer of Latimer Education and Latimer International ("Latimer"), a global education company targeting the African-American market in the US and the African market in Africa.  From November 2008 until the formation of Latimer, Mr. Royster was engaged in planning for the formation of Latimer and acted as a consultant to several companies.  Mr. Royster served as Executive Vice President of Business Development and Chief Financial Officer of DigitalBridge Communications, an early-stage wireless technology company, from January 2008 to November 2008. From 2006 to 2008, Mr. Royster was a member of the Board of Directors for HRH, Inc., an insurance brokerage firm.  Between June 1996 to December 2007, Mr. Royster served as Executive Vice President and Chief Financial Officer of Radio One, Inc., an owner/operator of major market radio stations and other media assets. The Company believes that Mr. Royster's media background, including his financial experience, make him well qualified to serve as a member of the Board.

On January 22, 2014, in connection with the election of Mr. Royster to the Board, the Company entered into an Indemnity Agreement with Mr. Royster, a form of which was previously filed as Exhibit 10.4 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2012, and incorporated herein by reference.  Compensation for service as a Board member will be consistent with the compensation disclosed under the heading "Director Compensation" in the Company's 2013 proxy statement filed with the Securities and Exchange Commission on June 14, 2013 and incorporated herein by reference.  On January 22, 2014, Mr. Royster was granted 5,638 restricted shares of the Company's common stock in connection with his service as a director of the Company.  The shares will vest upon the earlier of the 2014 Annual Meeting of Shareholders or January 22, 2015 (the "Vesting Date"), provided that Mr. Royster's service as a director of the Company continues through the Vesting Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date: January 24, 2014	By:	/s/ ANDREW WILSON
	Name:	Andrew Wilson
	Title:	Chief Financial Officer